UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2003

SCIENTIFIC LEARNING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24547 (Commission File No.)	94-3234458 (IRS Employer Identification No.)

300 Frank H. Ogawa Plaza, Suite 500
Oakland, CA 94612
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 444-3500

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

Exhibit Number	Description

99.1	Press Release of Scientific Learning Corporation dated April 24, 2003.

99.2

Transcript of conference call hosted by Scientific Learning Corporation on April 24, 2003 to discuss results for its first quarter ended March 31, 2003, including supplementary information referred to in the conference call and posted on the Company’s web site.

Item 9.

Regulation FD Disclosure.

In accordance with SEC Release 33-8216, the information contained herein and in the accompanying exhibits is being furnished under both Item 9 and Item 12. This information and the accompanying exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 24, 2003, Scientific Learning Corporation (the “Company”) announced via press release the Company’s results for its first quarter ended March 31, 2003 and conducted a publicly-available conference call discussing those results. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the transcript from the conference call, together with supplementary information referred to in the conference call that is posted on the Company’s web site, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC LEARNING CORPORATION
Dated: April 29, 2003	By:	/s/ Jane A. Freeman

Jane A. Freeman Chief Financial Officer

1.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Scientific Learning Corporation dated April 24, 2003.

99.2

Transcript of conference call hosted by Scientific Learning Corporation on April 24, 2003 to discuss results for its first quarter ended March 31, 2003 including supplementary information referred to in the conference call and posted on the Company’s web site.

2.